Lenders’ Call February 5, 2013 Exhibit 99.2

2
DISCLAIMERS
SAFE HARBOR STATEMENT
This presentation contains forward-looking statements, including those regarding United
Surgical Partners International, Inc. and the services it provides.  Investors are cautioned not to place an undue reliance on these forward-looking statements, which will speak only as of the date of this presentation.  United Surgical Partners International, Inc. undertakes no obligation to publicly revise these forward-looking statements.
NON-GAAP MEASUREMENT
We have used the non-GAAP financial measurement term “EBITDA.” EBITDA is calculated as operating income plus net gain (loss) on deconsolidations, disposals, impairments and depreciation and amortization. USPI uses EBITDA and EBITDA less noncontrolling interests as analytical indicators for purposes of allocating resources and assessing performance.  EBITDA is commonly used as an analytical indicator within the health care industry and also serves as a measure of leverage capacity and debt service ability. EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles, and the items excluded from EBITDA could be significant components in understanding and assessing financial performance.
Because EBITDA is not a measurement determined in accordance with generally accepted accounting principles and is thus susceptible to varying calculation methods, EBITDA as presented by USPI may not be comparable to similarly titled measures of other companies.

3 Presenters United Surgical Partners International Bill Wilcox, CEO Jason Cagle, CFO Mark Kopser, Former CFO J.P. Morgan Greg Maxon, Vice President

4
AGENDA
Greg Maxon, J.P. Morgan
I. Transaction summary
II. Company overview
III. Historical financials
IV. Transaction and credit facility overview
Jason Cagle, CFO USPI
Bill Wilcox, CEO USPI
V. Public Q&A
Greg Maxon, J.P. Morgan

I. TRANSACTION SUMMARY

6
United Surgical Partners International (“USPI” or the “Company”) is seeking to amend its existing credit facilities
USPI seeks to reprice the existing Revolver due 2017, Extended Term Loan due 2017 and the Add-on
Term Loan due 2019
– $125 million Revolver due 2017: L+300-325
1
– $310 million Extended Term Loan due 2017: L+300-325 with a 0.75% LIBOR floor
2
– $522 million Add-on Term Loan due 2019: L+325-350 with a 1.00% LIBOR floor
3
USPI is also seeking to raise a new $150 million Incremental Term Loan due 2019 to refinance the $144 million Non-extended Term Loan due 2014
– The tranche will be fungible with the Add-on Term Loan due 2019
The terms of the tranches will remain substantially the same as existing with the exception of the following:
101 soft call protection will be refreshed on the Extended and Add-on Term Loans for 6 months
The Company is seeking to increase the maximum incremental debt amount to $200 million
The transaction will be done via an amendment and cashless roll will be accommodated
Lenders in the non-extended tranche due 2014 that do not elect to roll into the new $150 million
Incremental Term Loan will be repaid at closing
The transaction is expected to close on April 4, 2013 when the existing 101 soft call protection expires
Lenders will be paid a ticking fee equal to 50% of the drawn spread on the repriced tranches and the new
$150 million Incremental Term Loan tranche between the allocation date and closing
TRANSACTION SUMMARY
Current pricing on Revolver is L+450
Current pricing on Extended term loan is L+450 with a 0.75% floor
Current pricing on Add-on term loan is L+475 with a 1.25% floor

Uses Amount ($mm)
Pay down non-extended term loan
$144.4
Fees & expenses
7.1

Total uses $151.5
1
Based on 2012E Adjusted EBITDA less minority interest of $238mm
SOURCES AND USES &
PRO FORMA CAPITALIZATION
Sources Amount ($mm)
New Incremental Term Loan
$150.0
Cash from balance sheet
1.5
Total sources $151.5
Capitalization as of December 31, 2012E ($mm)
Sources and Uses ($mm)
Current Pro forma
Total Leverage
1
Net leverage
1
Cash and cash equivalents $51.2 $49.7
$125mm Revolver due 2017 $ – $ –
Non-extended Term Loan due 2014 144.4 –
Extended Term Loan due 2017 310.1 310.1
Add-on Term Loan B due 2019 521.8 521.8
New Incremental Term Loan due 2019 – 150.0
Total facility-level debt 63.2 63.2
Total senior secured debt $1,039.5 $1,045.1 4.4x 4.2x
Senior Unsecured Notes due 2020
440.0 440.0
Total debt
$1,479.5 $1,485.1 6.2x 6.0x

II. COMPANY OVERVIEW

$2.2+bn of revenues under management 213 facilities that will perform over 900,000 cases by over 8,800 physician utilizers
High quality, low cost provider of surgical services
Leading operator
in an attractive
industry segment
Proven management
team
Attractive business
and payor mix
KEY HIGHLIGHTS
High margin, elective procedures with over half of revenue from orthopedic specialties
78% private insurance; operating discipline yields bad debt expense of ~2% of revenues
Two-thirds of our facilities are owned in a partnership with and partially owned by various not-
for-profit healthcare systems (hospital partners)
Provides long-term strategic stability in the market place with strong brand reputation and stability
Working with existing partners (physicians and hospitals) to grow market share and enhance strategic positioning
Adjusted EBITDA  CAGR of 13% from 2006 to 2012E
Cumulative Free Cash Flow   of $330 million from 2009 to 2012
Estimated 2012 adjusted EBITDA of $238mm
Majority of USPI’s senior management has been with the Company over 10 years
Consistent financial
performance
Focused on key
strategic markets with
significant share
Unique JV
partnership
strategy
1
Consolidated Adjusted EBITDA less noncontrolling interest
2
Consolidated FCF calculated as adjusted EBITDA less capital expenditures, cash interest, cash taxes and change in working capital (defined
3
Represents pro forma adjusted EBITDA-MI
1
2
3
as increases (decreases) in cash from changes in operating assets and liabilities, net effects from purchases of new businesses)

FAVORABLE REVENUE AND PAYOR
MIX
High margin, elective procedures
56% of revenue mix from orthopedic
and pain management
Diversification of specialties insulates USPI
from negative utilization and specialty pricing
changes
78% private insurance
Insurance companies favor low cost
providers
Modest exposure to government
reimbursement fluctuations
Reliable payors and operating discipline
yields bad debt expense of ~2% of revenues
and receivable days outstanding is under 35
days
Low risk cash flows from high margin
specialties and reliable payors:
Orthopedic
Gynecology
ENT
GI
Cosmetic
Ophthalmology
Medical/Other
Pain Mgmt
12%
12%
44%
44%
3%
3%
5%
5%
7%
7%
9%
9%
8%
8%
3%
3%
9%
9%
2012 Revenue Mix
Private
Insurance
Self-pay
19%
19%
78%
78%
2%
2%
2012 Payor Mix
Government
General
1%
1%
Other

11
STRONG FINANCIAL AND OPERATING
PERFORMANCE POST LBO
86 acquisitions
25 de novo facility development
16 new Health System Partners
Facility revenue CAGR of 13% from 2006 to 2012E
Positive each of the past 5 years
Same facility revenue + 6.2% for 2011
Same facility revenue +5.7% for 2012E
Facility EBITDA CAGR of 13% from 2006 through 2012E
Facility EBITDA margins of 30.5% for 2012E
25% SWB as a % of revenue
3% G&A as a % of system-wide revenue
Installed decision support system
Improved quality management system
EHR Investment
40 facilities divested
75% of revenue from top 10 markets
Expansion
Facility revenue growth
Facility EBITDA
Cost management
System enhancements
Portfolio management

POSITIONED FOR REFORM
OPPORTUNITIES
Post-reform, positioned to play an important role in managing increased need for surgical services due to coverage of previously uninsured lives
Health System Partnerships
Physician
Partners
Professional Management
USPI is proven,
trusted partner
USPI involvement
can alleviate
historical distrust of
hospitals
USPI can help
provide targeted
solutions for
strategic
positioning
JV model in place
Commitment to highest level of quality service
Comfort regarding proper utilization of brand
Ability to assist with out-of- hospital strategies
Proven ability to execute and operate low
cost, high quality facilities
Proven ability in managing professional
partnerships
Opportunities
for USPI to
assist with
enhancement
of strategic
network
capabilities
Access to
Capital
In a rapidly
changing
environment,
ability to enhance
speed to market
with new models
where there are
capital
constraints

HEALTHCARE SYSTEM PARTNERS
Benefits to Healthcare Systems
Leverage USPI’s operational expertise
and singular focus
Provides a strategy to promote
physician alignment and strategic
network capabilities
Provides defensive mechanism to
maintain short-stay surgical business
Provides capital and spreads risk
through USPI and physicians’
investment
Provides an opportunity to expand in
new markets at lower capital outlay
than a hospital
Benefits to USPI
Provides long-term strategic
stability in the marketplace
Provides brand, image,
reputation and credibility
Accelerates growth
Enhances relationships with
managed care payors
148 facilities are in a partnership with a healthcare system

BAYLOR HEALTH CARE SYSTEM

INTEGRIS Health

MEMORIAL HERMANN

North Kansas City Hospital

ASCENSION HEALTH

Providence | Health System

HackensackUMC
Where medicine meets innovation

NorthShore
University HealthSystem

Covenant HEALTHCARE

ADVENTIST HEALTH SYSTEM

McLAREN HEALTH CARE

Dignity Health.
Formerly Catholic Healthcare West

The Christ Hospital

Saint Thomas Health
With you. For life.

CHRISTUS Health

Meridian Health System®

Seton Family of Hospitals

OUR LADY OF THE LAKE
REGIONAL MEDICAL CENTER

United Surgical Partners International

USPI’s strategy of partnering with not-for-profit healthcare systems aligns the Company’s facilities with strong networks of physicians and hospitals that are prominent in their communities and known for providing high quality care
HEALTHCARE SYSTEM PARTNERS

BON SECOURS HEALTH SYSTEM, INC.

GROWTH STRATEGY
Work with existing partners (physicians and hospitals) to grow market share and enhance strategic positioning
Poised to react to current economic conditions and legislative changes
Acquisition of troubled facilities
Selective acquisition of strong facilities
Selective de novo development
Selective acquisition of multi-facility companies
Selectively enter new markets with existing or new partners
Attractive demographics and/or payor characteristics
Prominent health system that embraces physician
alignment strategy
Prominent physicians who are influential in the market

III. HISTORICAL FINANCIALS

Operating performance
Cases increased 2.5% from prior year
Consolidated net revenues increased 8% to $540.2 million compared with
$499.2 million in the prior year period
Systemwide revenue increased 12% and consolidated revenue increased 8%
Net revenue per case increased 3.2%
EBITDA less minority interests was $204.0 million, a $20.7 million, or 11.3%, increase as compared to 2011
Development activity
Acquired 14 facilities and opened 2 de novo facilities
Summary of 2012E results

2012E FINANCIAL UPDATE
Estimated GAAP Financials ($mm)
Year Ended December 31, Variance
($mm)
2011 2012E $ %
Revenues $499.2 $540.2 $41.1
8.2%
% change 5.3% 8.2%
Operating expenses $289.5 $326.0 $36.6
12.6%
% of sales 58.0% 60.3%
General and administrative expenses 38.0 41.4 3.4 9.0%
Total operating costs $327.5 $367.4 $40.0
12.2%
Equity in earnings of unconsolidated affiliates 83.1 96.4 13.3
15.9%
Depreciation and amortization 21.2 24.0 2.8
13.1%
Operating income $233.7 $245.2 $11.6
5.0%
% margin 46.8% 45.4%
EBITDA less noncontrolling interests $183.4 $204.1 $20.7
11.3%
% margin 36.7% 37.8%
% growth 16.9% 11.3%

SUSTAINED REVENUE GROWTH
Facilities
operated
at year end
165 185 200 213
12%
13%
7%
9%
6%
6%
5%
8%
0%
3%
6%
9%
12%
15%
2009 2010 2012E 2011
Same facility revenue growth
Systemwide revenue growth
Systemwide revenue growth and same facility revenue growth ($mm)

2012E ADJUSTED EBITDA
1
BRIDGE
1
Adjusted EBITDA less noncontrolling interest
2
USPI is in discussions to sell a portion of its ownership in several facilities to a health system partner. If completed, this will reduce our EBITDA by $10-13mm, final terms have not been determined
1
($mm)
20
-
$204.0
$238.0
2
$0.5 $2.2
$2.0
$1.7
$27.6
EBITDA - MI De novo hospital
losses
Transaction Costs Management Fees   Equity compensation
WCAS
Acquisitions
completed by
12/31/12
MI as of 12/31/12
Proforma EBITDA

IV. TRANSACTION AND CREDIT FACILITY OVERVIEW

SUMMARY TERMS AND CONDITIONS
1
Current pricing on Revolver is L+450
2
Current pricing on Extended term loan is L+450 with a 0.75% floor
3
Current pricing on Add-on term loan is L+475 with a 1.25% floor
Borrower United Surgical Partners International, Inc. (the “Borrower”)
Facility
Facility Amt ($mm) Maturity Spread Floor
Revolver
1
$125 4/3/17
L+300-325
-
Extended term loan
2
$310 4/19/17 L+300-325 0.75%
Add-on term loan
3
$522 4/3/19 L+325-350 1.00%
Incremental term loan $150 4/3/19 L+325-350 1.00%
Expected corporate credit
ratings B2 / B
Purpose
Reprice existing $125mm revolver, $310mm extended term loan and $522mm add-on term loan;
refinance $144mm non-extended term loan and pay related fees and expenses
Lead Arranger J.P. Morgan Securities LLC
JPMorgan Chase Bank, N.A.
Security Same as existing
Guarantors Same as existing
Financial covenants Same as existing
Negative covenants
Same as existing
Mandatory prepayments Same as existing
Incremental facility The Company is seeking to increase the maximum incremental debt amount to $200 million
Soft call protection
101 soft call protection will be refreshed for 6 months with respect to the extended term loan
Administrative Agent
Ticking fee
Lenders will be paid a ticking fee equal to 50% of the drawn spread on the repriced tranches and the new $150 million Incremental Term Loan tranche between the allocation date and closing
Delayed closing
Transaction is expected to close on 4/4/2013
tranche maturing in 2017 and the add-on term loan tranche maturing in 2019

TRANSACTION TIMETABLE
2/12/13
Commitments and signature pages due at 12:00pm
4/4/13
Expected closing date
February 2013
March 2013
April 2013
S M T W T F S S M T W T F S S M T W T F S
1 2 1 2 1 2 3 4 5 6
3 4 5 6 7 8 9 3 4 5 6 7 8 9 7 8 9 10 11 12 13
10 11 12 13 14 15 16 10 11 12 13 14 15 16 14 15 16 17 18 19 20
17 18 19 20 21 22 23 17 18 19 20 21 22 23 21 22 23 24 25 26 27
24 25 26 27 28 24 25 26 27 28 29 30 28 29 30
31
Bank Holiday
Key transaction date
Date
Event

V. PUBLIC Q&A